UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2021

INTERPACE Biosciences, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	0-24249	22-2919486
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Morris Corporate Center 1, Building C

300 Interpace Parkway,

Parsippany, NJ 07054

(Address, including zip code, of Principal Executive Offices)

(855) 776-6419

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	IDXG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[  ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 16, 2021, Interpace Biosciences, Inc. (the “Company”) received a delisting determination letter (the “Letter”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Staff has determined to delist the Company’s common stock from Nasdaq due to the Company’s failure to regain compliance with the Nasdaq Capital Market’s minimum $2,500,000 stockholders’ equity requirement for continued listing as set forth in Nasdaq Listing Rule 5550(b) (the “Rule”) and the Company’s failure to timely execute its plan to regain compliance under the Rule.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on October 23, 2020, the Staff notified the Company on October 21, 2020 that it did not comply with the minimum $2,500,000 stockholders’ equity requirement for continued listing set forth in the Rule. In December 2020, the Company submitted a plan to regain compliance to Nasdaq, but the Company was unable to complete the execution of the plan by February 15, 2021.

Pursuant to the Letter, unless the Company requests a hearing to appeal this determination within seven (7) days of receipt of the Letter, or by 4:00 PM Eastern Time on February 23, 2021, the Company’s common stock will be delisted from the Nasdaq Capital Market, trading of the Company’s common stock will be suspended at the opening of business on February 25, 2021, and a Form 25-NSE will be filed with the Commission, which will remove the Company’s securities from listing and registration on Nasdaq.

The Company is determining whether to appeal the determination before a Nasdaq Hearings Panel (the “Hearing Panel”). A hearing request will stay the delisting until the hearing process concludes and the Hearing Panel has issued a written decision. However, even if the Company appeals the determination, there can be no assurance that the Hearing Panel will grant the Company’s request for continued listing.

Item 7.01. Regulation FD Disclosure.

On February 16, 2021, the Company’s Chief Executive Officer and President, Thomas Burnell, issued a letter to the Company’s shareholders in the form of a press release. The full text of the press release is furnished herewith as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 8.01. Other Events.

On February 17, 2021, the Company issued a press release announcing its receipt of the Letter. The full text of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release, dated February 16, 2021
99.2	Press release, dated February 17, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interpace Biosciences, Inc.

By:	/s/ Thomas W. Burnell
Name:	Thomas W. Burnell
Title:	President and Chief Executive Officer

Date: February 17, 2021